Putnam
High Yield
Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2000


REPORT FROM FUND MANAGEMENT

Rosemary H. Thomsen
and the Credit Team

During the 12 months ended August 31, 2000, interest rate increases, continuing high levels of defaults, and an overall exodus of investor assets from the high-yield market created a strong headwind for high-yield investments. However, a more conservative approach and retrenchment helped Putnam High Yield Trust weather the storm and end the year with positive performance at net asset value. In this challenging environment, a gradual repositioning into a more defensive stance helped bolster the fund's performance. While our focus on bonds with a somewhat lower credit rating than the high yield market average dampened returns this year, we believe this emphasis will contribute favorably to performance over the long term.

Total return for 12 months ended 8/31/00

       Class A          Class B          Class M
     NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    0.93%  -3.84%    0.27%  -4.26%    0.78%  -2.49%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* HIGH-YIELD BONDS LOSE FAVOR IN 2000

Before the turn of the year, prospects for the high-yield market appeared fairly rosy. Both the high-yield and equity markets had rallied sharply in the fourth quarter of 1999, led by telecommunications stocks and the NASDAQ. However, by mid-March 2000, all markets, including the high-yield market, were experiencing a sharp correction.

One of the main reasons for the high-yield market's struggles was a continuation of net outflows from high-yield mutual funds. Increases in short-term interest rates by the Federal Reserve Board helped spark this movement. The Fed's series of six rate increases from June 1999 through May 2000 made short-term investments more attractive than they had been in several years, drawing investors away from the high-yield market. Furthermore, the U.S. Treasury's buyback of long-term Treasury securities helped spark fervent demand for a shrinking supply of longer-term Treasury debt, leading to sharp declines in long-term yields. The combination of rising short-term interest rates and declining long-term rates led to an inverted yield curve, where yields offered by short-term investments actually became higher than the yields of long-term bonds. The end result was that significant attention was drawn away from high-yield debt.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications        12.3%

Broadcasting               6.3%

Telephone                  6.1%

Paper & forest
products                   4.2%

Gaming &
lottery                    3.9%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.

Increasing default rates over the past two years also reduced demand for high-yield bonds. The phenomenon began in 1998, when a series of international crises dried up liquidity in the market as investors became more risk-averse. That sentiment has not changed, and credit for many issuers remains tight. Rising interest rates also have made it more expensive for companies to borrow money. Furthermore, very strong issuance in 1996, 1997, and early 1998 nearly doubled the size of the high-yield market. That type of increased activity is usually followed by an increase in defaults, as some good deals mix in with the bad.

* TIMELY MOVE AWAY FROM TELECOMMUNICATIONS

The telecommunications sector, after enjoying a stellar run in late 1999, hit a very rough patch in 2000. As telecom stocks declined sharply in value, investors became concerned about companies' ability to raise money. While your fund was somewhat exposed to this downdraft, we worked steadily throughout the course of the fiscal year to trim back our holdings in this sector. As we reduced our telecom stake, we brought the fund's sector weightings to a more neutral stance relative to its benchmark index by adding to sectors that had previously been underweighted. By August 2000, the end of the fiscal year, the portfolio was only modestly overweighted in telecommunications relative to the index. We still believe the sector offers value despite its recent volatility, and drawing on our extensive research capabilities, we have selected securities that we believe will be fruitful long-term investments.

"After more than two years of suffering for investors in high-yield, or junk, bonds -- and despite warnings of rising defaults -- a growing number of fund managers and analysts are calling the bottom of the market, saying the next 12 months or so could deliver the strongest returns in years, even rivaling those of stocks."

-- Wall Street Journal, July 27, 2000


One defensive strategy we used during the year was investing in floating-rate bank loans. These are loans issued by banks and then sold in the market. This move reduced the risk profile of the portfolio, as these very liquid investments held their value more than high-yield bonds overall. In addition, we reduced your fund's exposure to zero-coupon bonds -- bonds that don't pay interest but are sold at a deep discount to their face value -- because they tend to become volatile in difficult market periods.

* MERGERS AND ACQUISITIONS PROVIDE A POSITIVE STORY

One of the most positive developments in the high-yield market over the past year was the large number of mergers and acquisitions. This consolidation activity can help support the security prices of the companies in question. The new, larger companies can achieve greater economies of scale, and the high-yield bonds of an acquired company often benefit from a credit upgrade if the company is acquired by a firm with a higher credit rating.

One fund holding that benefited from this trend over the past year was 21st Century Telecommuni cations, which was purchased by RCN Telecommunications. More recently, Verizon Communications agreed to acquire a majority stake in two fund holdings. One was NorthPoint Communications Group, Inc., which provides digital subscriber lines
(DSL), network connections that can carry voice and data at the same time. The other, OnePoint Communications Corp., provides cable and additional communications services to large apartment buildings. Acquisition announcements involving two other fund holdings, paper company Repap New Brunswick and energy service firm R & B Falcon, occurred recently, to the fund's benefit. While these holdings and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Nextel Communications, Inc.
sr. notes 9 3/8s, 2009
Telecommunications

CSC Holdings, Inc.
Ser. M, $11.125 cum. pfd.
Cable television

Midland Funding II Corp.
deb. Ser. A, 11 3/4s, 2005
Power producers

Midland Funding II Corp.
deb. Ser. B, 13 1/4s, 2006
Power producers

Millicom International Cellular S.A.
sr. disc. notes stepped-coupon zero %
(13 1/2s, 6/1/01), 2006 (Luxembourg)
Telecommunications

Paxson Communications Corp.
13.25% cum. pfd.
Broadcasting

Premium Standard Farms, Inc.
sr. sec. notes 11s, 2003
Agriculture

Riverwood International Corp.
bank term loan FRN 8.61s, 2003
Paper & forest products

Charter Communications Holdings
LLC sr. notes 8 5/8s, 2009
Cable television

Capstar Broadcasting
sr. disc. notes stepped-coupon
zero % (12 3/4s, 2/1/02), 2009
Broadcasting

Footnote reads:
These holdings represent 7.0% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


On the downside, the fund's European long-distance carrier holdings underperformed dramatically because of price wars. Among these were Viatel and RSL Communications, Ltd. ICG Services, Inc., a domestic telecommunications company, also underperformed due to earnings disappointments. However, all three securities remain in the fund because we maintain faith in their long-term prospects.

* SEVERAL FACTORS COULD BODE WELL FOR HIGH YIELD

As we move into fiscal 2001, a number of factors could work in favor of the high-yield market. First, it appears the Fed is nearing the end of its rate-hike program, if it hasn't reached it already. This would be a positive development for all fixed-income markets. Once investors feel more comfortable about re-entering the high-yield market, they will find that these securities currently offer very attractive yields on both an historical and relative basis. Bonds, and high-yield issues in particular, also could become especially appealing if equities continue to trade within a narrow range. Of course, the markets are always forward-looking, and the rebound might occur before these circumstances arise. The one wild card remains the significant amount of pent-up issuance waiting for conditions to improve before coming to market. If high-yield bonds do rebound, it is uncertain what effect this added supply will have on the market. Nevertheless, our outlook remains positive.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.


TOTAL RETURN FOR PERIODS ENDED 8/31/00

                       Class A        Class B            Class M
(inception dates)     (2/14/78)       (3/1/93)           (7/3/95)
                     NAV     POP     NAV    CDSC       NAV     POP
------------------------------------------------------------------
1 year               0.93%  -3.84%   0.27%  -4.26%    0.78%  -2.49%
------------------------------------------------------------------
5 years             30.69   24.47   26.10   24.52    29.29   25.11
Annual average       5.50    4.48    4.75    4.48     5.27    4.58
------------------------------------------------------------------
10 years           160.99  148.54  142.42  142.42   154.70  146.48
Annual average      10.07    9.53    9.26    9.26     9.80    9.44
------------------------------------------------------------------
Annual average
(life of fund)       9.82    9.58    8.85    8.85     9.40    9.24
------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                              First Boston             Consumer
                           High Yield Index           price index
-----------------------------------------------------------------
1 year                           2.08%                    3.23%
-----------------------------------------------------------------
5 years                         37.92                    12.81
Annual average                   6.64                     2.44
-----------------------------------------------------------------
10 years                       191.76                    31.16
Annual average                  11.30                     2.75
-----------------------------------------------------------------
Annual average
(life of fund)                     --*                    4.60
-----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Inception date for this index is 12/31/82.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/90

                                  First Boston
               Fund's class A      High Yield        Consumer price
Date            shares at POP         Index             index

8/31/90             9,525            10,000            10,000
8/31/91            11,663            12,726            10,380
8/31/92            14,637            15,578            10,707
8/31/93            16,760            18,035            11,003
8/31/94            17,171            18,686            11,322
8/31/95            19,019            21,155            11,626
8/31/96            21,125            23,301            11,953
8/31/97            24,631            26,896            12,219
8/31/98            24,200            27,289            12,424
8/31/99            24,625            28,583            12,705
8/31/00           $24,854           $29,176           $13,116

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $24,242 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $25,470 ($24,648 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

                                     Class A       Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                               12            12              12
------------------------------------------------------------------------------
Income                              $1.0920       $1.0150         $1.0671
------------------------------------------------------------------------------
Capital gains                          --            --              --
------------------------------------------------------------------------------
  Total                             $1.0920       $1.0150         $1.0671
------------------------------------------------------------------------------
Share value:                      NAV     POP       NAV         NAV     POP
------------------------------------------------------------------------------
8/31/99                         $10.46  $10.98     $10.42     $10.45  $10.80
------------------------------------------------------------------------------
8/31/00                           9.47    9.94       9.44       9.47    9.79
------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current
dividend
rate1                            11.53%  10.99%     10.81%     11.28%  10.91%
------------------------------------------------------------------------------
Current
30-day SEC
yield2                           11.84   11.27      11.06      11.58   11.20
------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                       Class A        Class B         Class M
(inception dates)     (2/14/78)       (3/1/93)        (7/3/95)
                     NAV     POP     NAV    CDSC     NAV    POP
-----------------------------------------------------------------
1 year               0.61%  -4.14%  -0.14%  -4.65%   0.37%  -2.94%
-----------------------------------------------------------------
5 years             28.11   22.00   23.59   22.05   26.71   22.62
Annual average       5.08    4.06    4.33    4.07    4.85    4.16
-----------------------------------------------------------------
10 years           171.83  159.00  152.41  152.41  165.22  156.61
Annual average      10.52    9.98    9.70    9.70   10.25    9.88
-----------------------------------------------------------------
Annual average
(life of fund)       9.72    9.49    8.76    8.76    9.31    9.15
-----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund's portfolio, as of August 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the years in the four-year period ended August 31, 1999 were audited by other auditors whose report dated October 12, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         KPMG LLP
Boston, Massachusetts
October 5, 2000




THE FUND'S PORTFOLIO
August 31, 2000

CORPORATE BONDS AND NOTES (80.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
     $   10,950,000 AOA Holdings LLC sr. notes 10 3/8s, 2006                                         $   10,512,000
          3,917,000 Interact Operating Co. notes 14s, 2003                                                1,175,100
            110,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         112,475
          2,278,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         2,283,695
          1,305,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                       1,282,163
                                                                                                      -------------
                                                                                                         15,365,433

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
          8,510,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         6,808,000
          4,970,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 3,926,300
            710,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                  701,125
          1,975,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,915,750
          3,990,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,581,025
          4,340,000 Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                          3,906,000
          2,480,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         2,529,600
          2,050,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  1,906,500
          4,380,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            3,942,000
          4,860,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           4,847,850
            460,000 Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                        463,836
            920,000 Sequa Corp. sr. notes 9s, 2009                                                          917,700
                                                                                                      -------------
                                                                                                         35,445,686

Agriculture (0.6%)
-------------------------------------------------------------------------------------------------------------------
         16,409,465 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                          14,932,613

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 Airbus Industries 144A 12.266s, 2020                                                  8,151,698
          5,760,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                         5,356,800
          1,070,000 Continental Airlines, Inc. notes 8s, 2005                                             1,008,400
            530,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   509,372
          1,330,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                1,214,982
          2,760,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,565,558
          1,350,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       1,221,750
                                                                                                      -------------
                                                                                                         20,028,560

Automotive (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,819,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 3,761,715
          1,907,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                         1,878,395
          5,000,000 Dura Automotive Systems, Inc.
                    bank term loan Ser. B, FRN 9.02s, 2006                                                4,993,750
          6,070,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                5,546,463
          1,140,000 Exide Corp. sr. notes 10s, 2005                                                         946,200
          3,427,264 Federal Mogul Corp. bank term loan Ser. B, FRN 8.69s, 2010                            3,187,355
          2,170,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                1,584,100
            775,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  587,063
          8,660,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                6,321,800
          3,380,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                2,560,350
            870,000 Hayes Lemmerz International, Inc. company guaranty
                    Ser. B, 8 1/4s, 2008                                                                    761,250
          1,160,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                          1,061,400
          7,110,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    7,219,067
          6,495,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         5,845,500
          7,910,000 Safety Components International, Inc. sr. sub. notes Ser. B,
                    10 1/8s, 2007 (In default) (NON)                                                      3,164,000
          4,150,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s, 2009 (Malaysia)                       3,610,500
                                                                                                      -------------
                                                                                                         53,028,908

Banking (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,665,000 Bangko Sentral NG Pilipinas bonds 8.6s, 2027 (Philippines)                            1,918,800
          1,040,000 Bank United Corp. sub. notes 8 7/8s, 2007                                             1,031,597
            990,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                   900,900
          3,580,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 3,311,500
          3,740,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 3,502,757
            595,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  555,909
          6,450,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,914,973
          8,800,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     8,822,000
          3,780,000 Local Financial Corp. sr. notes 11s, 2004                                             3,780,000
            830,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  812,321
            720,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             717,804
          2,375,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,214,521
            600,000 Riggs Capital Trust 144A company guaranty 8 7/8s, 2027                                  499,962
          2,380,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           1,932,060
          4,110,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       4,181,925
          5,350,000 Sovereign Capital Trust company guaranty 9s, 2027                                     4,013,142
          4,030,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,879,173
          1,225,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,058,559
                                                                                                      -------------
                                                                                                         49,047,903

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          8,309,000 Triarc Consumer Products, Inc. company guaranty
                    10 1/4s, 2009                                                                         8,080,503

Broadcasting (4.5%)
-------------------------------------------------------------------------------------------------------------------
          6,765,000 Acme Television sr. disc. notes stepped-coupon zero %
                    (10 7/8s, 9/30/00), 2004 (STP)                                                        6,426,750
          1,440,000 Allbritton Communications Co. sr. sub. deb. Ser. B, 9 3/4s, 2007                      1,411,200
          2,110,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                     1,972,850
             29,600 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            33,892
            338,956 Australis Media, Ltd. sr. disc. notes stepped-coupon zero %
                    (15 3/4s 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                           31
          2,555,791 Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                    (In default) (Australia) (NON)                                                          383,369
          6,385,000 Benedek Communications Corp. sr. disc. notes stepped-coupon
                    zero % (13 1/4s, 5/15/01), 2006 (STP)                                                 5,299,550
          6,000,000 Benedek Communications Corp. bank term loan
                    FRN 8.981s, 2007                                                                      5,940,000
         13,725,000 Capstar Broadcasting sr. disc. notes stepped-coupon
                    zero % (12 3/4s, 2/1/02), 2009 (STP)                                                 12,901,500
          6,714,100 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                        7,721,215
          2,820,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                               2,481,600
          3,800,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda)                                                                1,482,000
            892,528 Direct Sat 1 144A notes 8 1/4s, 2001                                                    892,528
         11,018,000 Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                  4,958,100
          7,350,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             7,258,125
            664,549 Echostar I 144A sr. notes 8 1/4s, 2001                                                  664,549
            520,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   375,700
          4,225,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     4,045,438
          5,255,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                             5,833,050
            860,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  748,200
          2,770,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                2,146,750
          5,455,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %,
                    (11 7/8s, 10/15/02), 2007 (STP)                                                       2,836,600
          4,510,000 OnePoint Communications Corp. company guaranty
                    Ser. B, 14 1/2s, 2008                                                                 4,149,200
            130,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                    136,500
          4,040,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                           4,019,800
          1,430,000 Pegasus Communications Corp. 144A sr. notes Ser. B,
                    9 5/8s, 2005                                                                          1,422,850
          1,400,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                            1,456,000
          7,214,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        6,696,756
          3,315,000 Radio One, Inc. company guaranty stepped-coupon Ser. B, 7s,
                    (12s, 5/15/00), 2004 (STP)                                                            3,480,750
          2,790,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     2,245,950
          3,920,000 Spanish Broadcasting System, Inc. sr. sub notes 9 5/8s, 2009                          3,890,600
          6,130,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                               5,808,175
            220,000 XM Satellite Radio, Inc. 144A sr. notes 14s, 2010                                       158,400
                                                                                                      -------------
                                                                                                        109,277,978

Building Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,370,000 American Architectural Products Corp. company guaranty
                    11 3/4s, 2007 (In default) (NON)                                                      1,092,500
            686,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                   636,265
          6,226,000 American Standard, Inc. company guaranty 7 3/8s, 2005                                 5,945,830
          2,540,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                         2,311,400
          7,060,000 Building Materials Corp. company guaranty 8s, 2008                                    5,189,100
          5,350,000 Dayton Superior Corp. 144A sr. sub. notes 13s, 2009                                   5,243,000
          4,410,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        4,123,350
                                                                                                      -------------
                                                                                                         24,541,445

Cable Television (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,965,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                          3,776,663
          1,490,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                          1,311,200
            773,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                     713,093
          6,140,000 Charter Communications Holdings LLC bank term loan
                    FRN 9.24s, 2008                                                                       6,109,300
         14,170,000 Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                           12,965,550
          3,510,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                    2,913,300
            965,000 Classic Cable, Inc. company guaranty Ser. B, 9 3/8s, 2009                               752,700
          9,020,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         9,245,500
          6,705,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                5,171,231
          7,405,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              7,516,075
          1,030,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                    1,130,425
            450,000 Rogers Cablesystems, Ltd. company guaranty 10s, 2007
                    (Canada)                                                                                470,250
          7,850,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                        3,297,000
             10,000 TeleWest Communications PLC 144A sr. disc. notes
                    stepped-coupon zero %, (11 3/8s, 2/1/05), 2010
                    (United Kingdom) (STP)                                                                    5,300
          3,610,000 TeleWest Communications PLC deb. stepped-coupon
                    zero %, (11s, 10/1/00), 2007 (United Kingdom) (STP)                                   3,461,088
          2,410,000 Telewest Communication PLC structured note
                    (issued by DLJ International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                                      2,440,607
          1,860,000 TeleWest Communications PLC 144A 9 7/8s, 2010                                         1,767,000
          5,740,000 TeleWest Communications PLC sr. disc. notes
                    zero %, 2009 (United Kingdom) (STP)                                                   3,185,700
         11,660,000 United Pan-Europe N.V. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands)                                         5,261,575
          3,740,000 United Pan-Europe N.V. sr. notes 10 7/8s, 2009
                    (Netherlands)                                                                         3,179,000
                                                                                                      -------------
                                                                                                         74,672,557

Chemicals (3.5%)
-------------------------------------------------------------------------------------------------------------------
          6,380,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            5,742,000
          5,810,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                       5,258,050
          1,390,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                       1,264,900
         11,550,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                          11,723,250
            400,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                      138,000
          1,600,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                     1,552,000
            730,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           700,800
          9,115,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                               9,274,513
          7,295,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            7,395,306
         10,250,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India)                                                                  5,432,500
          5,905,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                              3,543,000
          1,430,505 Pioneer Americas Acquisition bank term loan FRN 8.54s ,2006                             958,438
          2,417,169 Pioneer Canada bank term loan FRN 9.75s, 2006                                         1,619,503
          2,330,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                 1,875,650
          1,690,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             1,330,875
         12,261,499 Polytama International notes 11 1/4s, 2007 (Indonesia)                                  613,075
          5,850,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           4,563,000
          7,140,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                 3,034,500
          4,110,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006                       4,233,300
          6,230,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                 4,859,400
          3,245,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                         2,433,750
          1,255,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                        1,079,300
          7,355,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                         5,902,388
                                                                                                      -------------
                                                                                                         84,527,498

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
          9,315,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                1,397,250

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,010,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        7,045,050
         11,460,000 GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                              8,170,522
                                                                                                      -------------
                                                                                                         15,215,572

Communications Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,625,000 USA Mobile Communication, Inc. sr. notes 14s, 2004                                    1,316,250
          1,115,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                   813,950
                                                                                                      -------------
                                                                                                          2,130,200

Computers (0.5%)
-------------------------------------------------------------------------------------------------------------------
         10,185,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                 10,719,713
          2,000,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                   1,845,000
                                                                                                      -------------
                                                                                                         12,564,713

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,540,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                            4,147,000

Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
         13,180,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                          12,850,500
          5,570,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                       5,653,550
                                                                                                      -------------
                                                                                                         18,504,050

Consumer (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                             477,000
          6,115,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                           1,834,500
         13,600,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                         11,118,000
                                                                                                      -------------
                                                                                                         13,429,500

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
         12,490,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                        1,561,250
          4,225,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                          528,125
          3,920,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          431,200
          1,475,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                             929,250
          1,420,000 Finova Capital Corp. sr. notes 6 3/4s, 2009                                             873,300
            610,000 Finova Capital Corp. notes 6 1/8s, 2004                                                 408,700
          3,655,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          3,106,750
                                                                                                      -------------
                                                                                                          7,838,575

Consumer Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,135,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,100,950
          3,275,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                               3,144,000
          7,120,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                    4,841,600
          8,635,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                           7,382,925
          3,140,000 Revlon Consumer Products sr. notes 9s, 2006                                           2,260,800
          2,930,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       2,080,300
                                                                                                      -------------
                                                                                                         20,810,575

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,740,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                       4,882,200

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
          3,340,000 Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                            1,068,800

Containers (1.4%)
-------------------------------------------------------------------------------------------------------------------
          7,320,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      6,222,000
          8,575,000 Consumers International 144A sr. notes 10 1/4s, 2005                                  3,430,000
          1,533,335 Jefferson Smurfit Corp. bank term loan Ser. B,
                    FRN 9.938s, 2006                                                                      1,533,335
          1,880,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                  1,602,775
          8,020,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            7,281,839
            620,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               551,800
          3,577,778 Stone Container Corp. bank term loan Ser. G,
                    FRN 10.188s, 2006                                                                     3,577,778
          6,650,000 Tekni-Plex, Inc. 144A sr. sub. notes 12 3/4s, 2010                                    6,716,500
          3,000,000 Tekni-Plex, Inc.bank term loan FRN 10.265s, 2008                                      3,015,000
                                                                                                      -------------
                                                                                                         33,931,027

Distribution (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,600,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  4,686,000
          8,910,000 RAB Holdings, Inc. sr. notes 13s, 2008                                                4,633,200
                                                                                                      -------------
                                                                                                          9,319,200

Electric Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,880,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                              4,351,200
            300,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 270,750
          7,350,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   6,744,507
          3,500,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       3,255,000
          1,376,000 North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                             1,382,453
          3,633,743 Northeast Utilities System notes Ser. A, 8.58s, 2006                                  3,679,855
          4,165,179 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  4,169,928
         18,680,000 Panda Global Energy Co. company guaranty
                    12 1/2s, 2004 (China)                                                                 8,406,000
          3,591,000 TNP Enterprises Inc. bank term loan FRN 9.369s, 2005                                  3,595,489
                                                                                                      -------------
                                                                                                         35,855,182

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,430,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,601,500
          3,590,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           3,500,250
          9,740,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                       11,249,700
          2,830,000 RBF Finance Co. company guaranty 11s, 2006                                            3,254,500
                                                                                                      -------------
                                                                                                         21,605,950

Entertainment (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,835,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   2,460,600
          5,230,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   1,882,800
          6,540,000 Autotote Corp. 144A company guaranty 12 1/2s, 2010                                    6,540,000
          8,040,000 Carmike Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2009
                    (In default) (NON)                                                                    1,768,800
          2,200,000 Carmike Cinemas, Inc. bank term loan FRN 6.69s, 2005                                  1,584,000
          1,460,000 Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008 (Mexico)                                 569,400
          3,730,000 Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                       1,268,200
          8,190,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            7,800,975
         11,665,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                       1,049,850
          5,000,000 Regal Cinemas, Inc. bank term loan FRN 9.22s, 2006                                    3,450,000
          5,150,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                         463,500
          5,990,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                 6,267,038
          3,580,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                          3,687,400
            116,000 United Artists Theatre 144A notes FRN 10.415s, 2007
                    (In default) (NON)                                                                        2,320
         13,349,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                   266,980
                                                                                                      -------------
                                                                                                         39,061,863

Financial (2.5%)
-------------------------------------------------------------------------------------------------------------------
          8,690,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                          3,867,050
          8,950,000 Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                    5,582,563
         12,625,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                       11,963,576
            182,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                        70,980
          6,758,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                  2,635,620
          2,290,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      824,400
          4,058,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  2,800,020
          1,915,000 CSBI Capital Trust I 144A company guaranty 11 3/4s, 2027                              2,049,050
          8,890,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                          4,000,500
          6,860,000 Imperial Credit Capital Trust I 144A company guaranty
                    10 1/4s, 2002                                                                         5,419,400
          3,330,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                               2,364,300
          2,840,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                               1,988,000
          2,535,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  1,292,850
          3,350,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            3,107,125
          2,670,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             2,423,025
         11,600,000 Resource America, Inc. 144A sr. notes 12s, 2004                                      10,382,000
                                                                                                      -------------
                                                                                                         60,770,459

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,392,982 Aurora Foods, Inc. bank term loan Ser. B, FRN 10.37s, 2010                            1,253,684
          2,725,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                2,139,125
          5,980,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                          4,694,300
          5,785,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              3,094,975
          8,065,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                          4,032,500
                                                                                                      -------------
                                                                                                         15,214,584

Gaming & Lottery (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,648,292 Ameristar Casinos, Inc. company guaranty Ser. B, 8s, 2004                             3,283,463
          1,760,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                         1,689,600
         15,195,000 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                      8,357,250
          7,710,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 7,999,125
          1,000,000 Hollywood Park, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                              1,025,000
          6,570,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            6,734,250
          5,570,000 Isle of Capri Black Hawk LLC 144A 1st mortgage
                    Ser. B, 13s, 2004                                                                     6,071,300
          2,740,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                            2,561,900
            940,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                           984,650
          4,545,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                              4,465,463
          1,370,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                   1,335,750
            590,000 Park Place Entertainment, Inc. sr. sub. notes 9 3/8s, 2007                              606,225
            480,000 Park Place Entertainment, Inc. sr. sub. notes 7 7/8s, 2005                              465,600
          7,520,000 Penninsula Gaming LLC company guaranty Ser. B, 12 1/4s, 2006                          7,388,400
          5,000,000 Penn National Gaming, Inc. bank term loan Ser. B,
                    FRN 10.63s, 2006                                                                      5,000,000
          3,870,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                          3,870,000
         14,325,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    9,669,375
          4,750,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                     3,277,500
          2,500,000 Trump Castle Funding 144A sr. sub. notes 10 1/4s, 2003                                2,506,250
         12,665,000 Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                   12,696,663
          5,480,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  5,575,900
                                                                                                      -------------
                                                                                                         95,563,664

Health Care (2.4%)
-------------------------------------------------------------------------------------------------------------------
         10,965,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                            7,565,850
          1,895,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,987,381
          2,370,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                        2,180,400
            735,000 Columbia/HCA Healthcare Corp. med. term notes notes
                    7.69s, 2025                                                                             628,425
          3,305,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                      3,011,681
          4,130,000 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                       3,840,900
          3,680,000 Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                             3,514,253
             45,000 Conmed Corp. company guaranty 9s, 2008                                                   37,800
          2,910,000 HCA -The Healthcare Co. notes 8 3/4s, 2010                                            2,913,638
          2,040,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          1,570,800
          2,560,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                         2,688,000
          8,830,000 Magellan Health sr. sub. notes 9s, 2008                                               5,033,100
          7,440,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009
                    (in default) (NON) (STP)                                                                    744
          7,090,000 Mediq, Inc. company guaranty 11s, 2008 (in default) (NON)                               212,700
          7,832,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                     2,427,920
              2,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                        1,955
          6,551,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 6,231,639
          2,450,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                 2,306,063
          6,350,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           6,635,750
          4,975,005 Vanguard Health bank term loan FRN Ser. B, 11.00s, 2001                               4,975,005
                                                                                                      -------------
                                                                                                         57,764,004

Homebuilding (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,860,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,631,200
          3,430,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             2,915,500
          3,680,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   3,367,200
          3,310,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             3,343,100
          2,905,000 Toll Corp. company guaranty 8 1/8s, 2009                                              2,741,594
                                                                                                      -------------
                                                                                                         14,998,594

Household Furniture & Appliances (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,790,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          6,933,100
          7,645,978 Sealy Mattress Co. 144A sr. notes 12s, 2008                                           5,810,943
                                                                                                      -------------
                                                                                                         12,744,043

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,680,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                   2,059,200
          8,395,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    8,101,175
          7,980,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            7,481,250
          7,465,000 ITT Corp. notes 6 3/4s, 2005                                                          6,919,831
          3,466,250 Strategic Hotel bank term loan FRN 10.37s, 2004                                       3,492,247
          8,000,000 Starwood Hotels and Resorts bank term loan FRN
                    9.369s, 2003                                                                          8,020,000
          1,120,000 Starwood Hotels & Resorts notes 6 3/4s, 2003                                          1,070,362
                                                                                                      -------------
                                                                                                         37,144,065

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
            953,749 Terex bank term loan FRN 9.37s, 2005                                                    948,980

Manufacturing (1.9%)
-------------------------------------------------------------------------------------------------------------------
         10,520,000 Blount, Inc. company guaranty 13s, 2009                                              10,835,600
          6,255,984 Blount, Inc. bank term loan Ser. B, FRN 10.66s, 2006                                  6,279,444
          1,585,000 Celestica International, Ltd. 144A sr. sub. notes
                    10 1/2s, 2006 (Canada)                                                                1,648,400
          5,980,000 Flextronics International Ltd. 144A sr. sub. notes
                    9 7/8s, 2010                                                                          6,204,250
          4,260,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                   4,185,450
          5,460,000 Flowserve Corp. 144A company guaranty 12 1/4s, 2010                                   5,525,520
          1,000,000 Flowserve Corp. bank term loan FRN 9.464s, 2006                                       1,003,750
         13,374,194 Grove Investors LLC notes 14 1/2s, 2010 (PIK)                                           468,097
          7,230,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                7,085,400
          4,300,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                              3,956,000
                                                                                                      -------------
                                                                                                         47,191,911

Medical Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,830,000 Extendicare Health Services, Inc. company guaranty 9.35s, 2007                        3,756,500
          5,770,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                      115,400
          4,370,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                       87,400
          4,000,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (STP) (NON)                         25,000
         17,240,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                 107,750
          3,100,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         166,625
         11,605,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                      232,100
          1,750,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                       35,000
                                                                                                      -------------
                                                                                                          4,525,775

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,900,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                            2,537,500

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,080,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,872,100
          3,140,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    3,014,400
          2,740,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                         2,520,800
            150,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                           147,750
          3,380,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                               3,329,300
          8,120,000 LTV Corp. company guaranty 11 3/4s, 2009                                              6,171,200
          8,430,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   7,397,325
          1,917,000 Oregon Steel Mills 1st mortgage 11s, 2003                                             1,456,920
          7,980,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           7,660,800
            430,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                        399,900
          2,885,000 Wheeling -Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                               1,875,250
          3,530,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     2,709,275
                                                                                                      -------------
                                                                                                         39,555,020

Office Equipment & Supplies (--%)
-------------------------------------------------------------------------------------------------------------------
          3,425,000 U.S. Office Products Co. company guaranty 9 3/4s, 2008                                  650,750

Oil & Gas (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,160,000 Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                          4,170,400
          3,900,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             3,627,000
          2,450,000 Giant Industries Corp. company guaranty 9s, 2007                                      2,278,500
            660,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                        676,500
          1,270,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      1,282,700
          3,180,000 HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                3,168,075
          3,500,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  3,517,500
          1,440,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                              1,468,800
          5,393,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              5,379,518
          1,880,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           1,974,000
            530,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                530,000
          3,210,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                             3,145,800
          4,755,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                  1,093,650
          3,460,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          3,477,300
          1,310,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                      1,244,500
          6,000,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                         6,150,000
          1,070,000 Vintage Petroleum sr. sub. notes 9s, 2005                                             1,075,350
                                                                                                      -------------
                                                                                                         44,259,593

Paper & Forest Products (4.2%)
-------------------------------------------------------------------------------------------------------------------
          7,754,640 Alabama River Newsprint bank term loan FRN 8.688s, 2002                               6,591,444
         11,375,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon 12s,
                    (16s, 2/15/04), 2049 (Indonesia) (STP)                                                5,118,750
          3,000,000 Boise Cascade Co. notes 7.35s, 2004                                                   2,901,570
          5,610,000 Doman Industries, Ltd. company guaranty 12s, 2004 (Canada)                            5,778,300
         12,054,000 Doman Industries, Ltd. 144A sr. notes 8 3/4s, 2004 (Canada)                           9,884,280
          1,710,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              1,633,050
          3,350,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   1,675,000
             40,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                   32,000
          2,525,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                1,994,750
          9,500,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s, 2007
                    (Indonesia)                                                                           5,320,000
          2,930,000 Kappa Beheer BV company guaranty 10 5/8s, 2009
                    (Netherlands)                                                                         3,010,575
          7,710,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    7,787,100
          2,160,000 Packaging Corp. company guaranty 9 5/8s, 2009                                         2,214,000
         11,680,000 Pindo Deli Finance Mauritius, Ltd. company guaranty 10 3/4s,
                    2007 (Indonesia)                                                                      6,540,800
          3,390,000 Repap New Brunswick sec. notes 11 1/2s, 2004 (Canada)                                 3,779,850
          6,610,000 Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                  6,808,300
          4,260,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                          4,025,700
          3,920,000 Riverwood International Corp. company guaranty 10 5/8s, 2007                          3,880,800
         13,517,971 Riverwood International Corp. bank term loan FRN 8.61s, 2003                         13,501,074
          5,000,000 Stone Container Corp. sr. notes 12.58s, 2016                                          5,187,500
          4,370,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         4,326,300
                                                                                                      -------------
                                                                                                        101,991,143

Pharmaceuticals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          8,210,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                 8,127,900
          4,980,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 4,930,200
            430,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   425,700
                                                                                                      -------------
                                                                                                         13,483,800

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,910,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                 2,364,000

Power Producers (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 2,276,300
          1,000,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                    995,000
          2,820,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  2,886,749
          1,535,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,465,331
            155,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    146,475
         15,100,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                  17,890,027
         17,395,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  19,057,266
         11,025,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                             11,135,250
                                                                                                      -------------
                                                                                                         55,852,398

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
          9,610,000 Affinity Group Holdings sr. notes 11s, 2007                                           8,024,350
          3,135,515 Big Flower Holdings bank term loan FRN 9.625s, 2010                                   3,127,676
                                                                                                      -------------
                                                                                                         11,152,026

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
         10,260,000 TFM S.A. de C.V. company guaranty stepped-coupon zero %
                    (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                               8,002,800

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,010,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                   2,354,700
          3,400,000 Sbarro, Inc. company guaranty 11s, 2009                                               3,502,000
          2,540,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 2,378,050
                                                                                                      -------------
                                                                                                          8,234,750

Retail (1.4%)
-------------------------------------------------------------------------------------------------------------------
          7,270,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s,05/01/03), 2008 (STP)                                                            3,635,000
          7,910,000 Grupo Elektra SA 144A notes 12s, 2008 (Mexico)                                        7,751,800
          5,130,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                          3,591,000
            190,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                            28,500
          1,600,000 K mart Corp. med. term notes 9s, 2020                                                 1,439,888
          2,000,000 K mart Corp. med. term notes 8.96s, 2019                                              1,794,980
          5,575,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                            5,184,750
         12,635,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              9,719,221
            320,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  287,379
                                                                                                      -------------
                                                                                                         33,432,518

Semiconductor (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Amkor Technologies, Inc., structured note (issued by Steers,
                    Credit Linked Trust 2000) 12.58s, 2005                                                2,305,750
          2,100,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,092,125
          1,530,000 Chippac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                            1,637,100
         12,000,000 Micron Technology, Inc. 6 1/2s, 2005                                                 10,080,000
                                                                                                      -------------
                                                                                                         16,114,975

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,420,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                      1,427,800
          3,700,000 Pegasus Shipping 144A 11 7/8s, 2004 (In default) (NON)                                1,318,125
            240,000 Transportacion Maritima Mexicana S.A. de C.V. sr. notes
                    10s, 2006 (Mexico)                                                                      187,200
          1,940,000 Transportacion Maritima Mexicana S.A. de C.V. notes
                    9 1/4s, 2003 (Mexico)                                                                 1,590,800
                                                                                                      -------------
                                                                                                          4,523,925

Software (--%)
-------------------------------------------------------------------------------------------------------------------
          4,960,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                    892,800

Specialty Printing (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,450,000 Perry-Judd company guaranty 10 5/8s, 2007                                             2,180,500
          5,283,811 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             4,755,430
                                                                                                      -------------
                                                                                                          6,935,930

Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,800,000 Fairchild Semiconductor Corp. company guaranty 10 3/8s, 2007                          2,863,000
          4,055,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                            4,105,688
          6,740,000 Kookinlet Voicestream bank term loan Ser. B, FRN 10.63s, 2008                         6,714,725
          3,950,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                          3,713,000
          4,820,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       4,362,100
          4,745,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                           4,294,225
                                                                                                      -------------
                                                                                                         26,052,738

Technology Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
          9,945,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                         4,873,050
          1,055,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                                833,450
          3,230,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010                          2,487,100
         10,030,000 Equinix, Inc. sr. notes 13s, 2007                                                     8,024,000
          7,790,000 Exodus Communications, Inc. 144A sr. notes 11 5/8s, 2010                              7,906,850
          3,300,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   3,250,500
          1,090,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    790,250
            950,000 PSINet, Inc. sr. notes 11 1/2s, 2008                                                    831,250
          1,780,000 PSINet, Inc. sr. notes 11s, 2009                                                      1,530,800
          2,710,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                    1,761,500
                                                                                                      -------------
                                                                                                         32,288,750

Telecommunications (11.1%)
-------------------------------------------------------------------------------------------------------------------
          6,200,000 360Networks, Inc. 144A sr. notes 13s, 2008 (Canada)                                   5,859,000
          5,000,000 American Towers, Inc. bank term loan FRN 3 3/4s, 2000                                 5,037,500
             20,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                            14,850
            660,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                       528,000
            350,000 Arch Communications, Inc. sr. notes 13s, 2007 (STP)                                     245,000
          9,590,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                              4,986,800
          6,820,000 Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                               4,467,100
          4,610,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                2,489,400
          7,085,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                        6,783,888
         12,890,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                            10,312,000
         28,286,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (NON) (STP)                                  1,980,020
            470,000 Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 12/15/00), 2005 (STP)                                                  493,500
          4,210,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                     4,399,450
          2,780,000 Crown Castle Intl., Corp. bank term loan Ser. B,
                    FRN 9.37s, 2008                                                                       2,780,000
          3,940,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                   3,979,400
          1,550,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008 (Bermuda)                                                               1,588,750
          6,510,000 Earthwatch, Inc. sr. disc. notes stepped-coupon zero %
                    (13s, 7/15/02), 2007 (STP)                                                            4,036,200
          3,465,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                       2,702,700
          5,335,000 Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                      3,040,950
          4,955,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                       4,409,950
            300,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                  303,000
          2,745,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                2,758,725
          9,265,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                9,195,513
          1,500,000 Global Crossing, Inc. structured note (issued by Steers,
                    Credit Linked Trust 2000) 9.843s, 2005                                                1,503,750
          4,905,000 Grupo Iusacell sr. notes 14 1/4s, 2006                                                5,309,663
         15,860,000 ICG Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 1/2s, 5/1/01), 2006 (STP)                                                  7,771,400
          1,460,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 02/15/03), 2008 (STP)                                                      496,400
         14,460,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (9 7/8s, 5/1/03), 2008 (STP)                                                   4,916,400
          6,620,000 Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                     6,421,400
          8,440,000 Intira Corp. bonds zero %, 2010 (STP)                                                 5,064,000
          9,110,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                      9,018,900
            970,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                      868,150
          1,280,000 Loral Space & Communication, Ltd. sr. notes 9 1/2s, 2006                                977,600
          1,260,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                945,000
          1,380,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                           1,021,200
          5,430,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                    5,362,125
          6,150,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            6,057,750
         19,963,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                   17,667,255
            360,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                   234,000
         10,170,000 Nextel Communications, Inc. sr. notes 12s, 2008                                      10,780,200
         23,650,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   23,177,000
          5,780,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                               5,649,950
          4,350,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                        4,350,000
          2,960,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                        2,960,000
          3,680,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 3,201,600
          5,280,000 NorthPoint Communications Group, Inc. sr. notes
                    12 7/8s, 2010                                                                         5,121,600
          3,660,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                  1,445,700
          7,380,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                               479,700
          5,040,000 Pathnet, Inc. sr. notes 12 1/4s, 2008                                                 2,167,200
         14,530,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                    10,461,600
            120,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                            122,400
          6,520,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                          4,042,400
          5,160,000 Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                5,185,800
          6,010,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006                               2,163,600
          2,055,000 RSL Communications, Ltd. company guaranty 12s, 2008                                     575,400
          1,435,000 RSL Communications, Ltd. 144A company guaranty
                    10 1/2s, 2008                                                                           434,088
          2,690,000 RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                  699,400
          2,500,000 Rural Cellular Corp. bank term loan FRN 8.979s, 2008                                  2,493,750
          4,385,000 Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                    2004 (Mexico)                                                                         2,894,100
          2,200,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (12 7/8s, 9/15/00), 2010 (STP)                                                 1,243,000
          1,860,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009 (STP)                                                 1,106,700
          9,290,000 Startec Global Communications Corp. sr. notes 12s, 2008                               7,432,000
         23,725,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                        8,303,750
             94,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                     53,580
          3,490,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           3,367,850
          5,100,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                    4,284,000
                                                                                                      -------------
                                                                                                        270,223,057

Telephone (5.7%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        2,909,500
          8,060,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                 4,594,200
          3,380,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                          3,109,600
            440,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (11 3/4s, 2/15/03), 2008 (STP)                                                   312,400
          6,070,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    3,642,000
          6,325,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                             4,111,250
         17,660,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13, 4/15/03), 2008 (STP)                                                      5,474,600
          4,160,000 Focal Communications Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                        2,579,200
          3,580,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                    3,239,900
          3,150,000 Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, 12 1/4s, (121/4s, 3/1/04), 2009 (STP)                                         1,559,250
         23,160,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                  9,264,000
          8,140,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   6,756,200
         10,170,000 MGC Communications, Inc. sr. notes 13s, 2010                                          8,441,100
          7,180,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                    6,892,800
          2,040,000 Netia Holdings B.V. 144A company guaranty stepped-coupon
                    zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                        1,438,200
          3,815,000 Netia Holdings B.V. 144A company guaranty
                    10 1/4s, 2007 (Poland)                                                                3,214,138
         10,180,000 NEXTLINK Communications, Inc. sr. notes 10 1/2s, 2009                                 9,772,800
          5,180,000 Tele1 Europe BV 144A notes 13s, 2009                                                  5,154,100
         11,480,000 Telecorp PCS, Inc. 144A sr. sub. notes 10 5/8s, 2010                                 11,939,200
          2,720,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,597,600
          5,805,000 Transtel S.A. pass-through certificates 12 1/2s, 2007                                 2,380,050
          9,550,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                     4,966,000
         10,270,000 US Unwired, Inc. company guaranty, stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         5,802,550
          1,850,000 Versatel Telecom N.V. structured notes
                    (issued by CRAVE Trust 2000) 15.065s, 2005 (Netherlands)                              1,831,500
          3,590,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008 (Netherlands)                           3,428,450
          2,380,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008 (Netherlands)                           2,272,900
          9,020,000 VoiceStream Wire, Inc. sr. notes 10 3/8s, 2009                                        9,741,600
         19,233,000 WinStar Communications, Inc. 144A sr. disc. notes
                    zero % (14 3/4s,), 2010 (STP)                                                         7,597,035
          3,511,000 WinStar Communications, Inc. 144A sr. notes 12 3/4s, 2010                             3,054,570
                                                                                                      -------------
                                                                                                        138,076,693

Textiles (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,740,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      2,057,000
          3,310,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          496,500
          8,910,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         8,843,175
            842,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             479,940
          5,620,000 Levi Strauss & Co. notes 6.8s, 2003                                                   4,608,400
          1,610,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,392,650
          5,140,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        4,600,300
          5,850,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                          5,382,000
                                                                                                      -------------
                                                                                                         27,859,965

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         3,354,000

Trucks & Parts (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,150,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                4,120,000

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
         12,360,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                           6,427,200

Waste Management (1.0%)
-------------------------------------------------------------------------------------------------------------------
         12,130,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                     10,841,174
          3,200,000 Allied Waste Industries, Inc. bank term loan Ser. C.,
                    FRN 9.813s, 2007                                                                      3,124,448
          2,670,000 Allied Waste Industries, Inc. bank term loan Ser. B.,
                    FRN 9.563s, 2006                                                                      2,596,762
          5,900,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                          5,428,000
          2,530,000 USA Waste Services, Inc. sr. notes 7 1/8s, 2007                                       2,368,181
            320,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    291,386
                                                                                                      -------------
                                                                                                         24,649,951

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,720,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                 2,108,000
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $2,384,412,346)                            $1,962,721,102


PREFERRED STOCKS (6.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (0.4%)
-------------------------------------------------------------------------------------------------------------------
            166,110 Chevy Chase Capital Corp. Ser. A, 5.188 pfd. (PIK)                               $    7,807,170
             22,125 Chevy Chase Savings Bank, Inc. 3.25 pfd.                                                553,125
                                                                                                     --------------
                                                                                                          8,360,295

Broadcasting (1.8%)
-------------------------------------------------------------------------------------------------------------------
              3,596 Benedek Communications Corp. 11.50 pfd. (PIK)                                         2,301,440
             85,081 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                9,188,748
            392,000 Diva Systems Corp. Ser. C, 6.00 pfd.                                                  2,352,000
            876,252 Diva Systems Corp. Ser. D, 6.00 pfd.                                                  5,257,512
              9,853 Granite Broadcasting 144A 12.75 pfd. (PIK)                                            7,389,750
              1,798 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   17,620,400
                                                                                                      -------------
                                                                                                         44,109,850

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            190,476 CSC Holdings, Inc. Ser. M, 11.125 cum. pfd. (PIK)                                    20,190,456

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             58,320 Avecia Group PLC 4.00 cum. pfd. (United Kingdom)                                      1,574,640

Electric Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             25,331 Public Service Co. of New Hampshire 2.65 1st mtge. pfd.                                 633,275

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
            134,700 Doane Products Co. 7.125 pfd.                                                         5,388,000

Insurance and Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            130,000 CGA Group, Ltd. 144A Ser. A, 13.75 pfd. (PIK)                                         3,510,000
              3,620 First Republic Capital Corp. Ser. 144A, 10.50 pfd.                                    3,113,200
            328,000 Golden State Bancorp Ser. A, 2.281 pfd.                                               7,626,000
                                                                                                      -------------
                                                                                                         14,249,200

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
              7,910 Fresenius Medical Capital Trust I Ser. D, 9.00% company
                    guaranty, pfd. (Germany)                                                              7,830,900

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            129,800 Brand Scaffold Services, Inc. 144A 3.625 pfd.                                         3,894,000

Oil and Gas (0.4%)
-------------------------------------------------------------------------------------------------------------------
              7,236 R&B Falcon Corp. 13.875% pfd.                                                         8,935,991

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
            151,163 AmeriKing, Inc. 3.25 pfd. (PIK)                                                         906,978

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
             10,692 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                   10,210,631
             19,667 ICG Holdings, Inc. 144A 14.00% pfd. (Canada) (PIK)                                    5,900,100
              3,307 Nextel Communications, Inc. Ser. E, 11.125 pfd. (PIK)                                 3,191,255
              4,812 Pegasus Communications Corp. Ser. A, 12.75 cum. pfd.                                  5,052,600
              5,769 Rural Cellular Corp. 12.25% pfd. (PIK)                                                5,019,387
                                                                                                      -------------
                                                                                                         29,373,973

Telephone (0.6%)
-------------------------------------------------------------------------------------------------------------------
             17,461 Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                   11,349,696
             11,890 NEXTLINK Communications, Inc. 7.00 cum. pfd.                                            546,940
              1,772 NEXTLINK Communications, Inc. Ser. B, 13.50% pfd. (PIK)                               1,532,780
                                                                                                     --------------
                                                                                                         13,429,416
                                                                                                     --------------
                    Total Preferred Stocks (cost $183,951,214)                                       $  158,876,974


UNITS (2.0%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              8,655 App China Group Ltd. units 14s, 2010                                             $    5,019,900
             21,510 Australis Media, Ltd. 15 3/4s, 2003 (In default)
                    (Australia) (NON)                                                                         1,936
              8,865 CFW Communications Co. 144A units 13s, 2010                                           8,687,700
              3,940 Colo.com units 13 7/8s, 2010                                                          4,018,800
              2,310 Huntsman Packaging Corp. units 13s, 2010                                              2,079,000
             10,180 Investcorp units 12 3/4s, 2010                                                       10,485,400
              5,490 iPCS Inc. units stepped-coupon zero % (14s 7/15/05), 2010 (STP)                       3,129,300
              7,810 Maxcom Telecomunicacione units 13 3/4s, 2007                                          4,803,150
              5,610 Railamerica Transportation Corp. units sr. sub. notes
                    12 7/8s, 2010                                                                         5,301,450
              2,845 XCL Ltd. units 13 1/2s, 2004 (In default) (NON)                                         512,100
         10,500,000 XCL Ltd. units sr. sec. notes zero %, 2004 (In default) (NON)                           105,000
             60,536 XCL, Ltd. 144A units cum. pfd. zero %, 2006 (PIK)                                        30,268
              6,050 XM Satellite Radio Inc. units 14s, 2010                                               5,566,000
                                                                                                     --------------
                    Total Units (cost $84,421,016)                                                   $   49,740,004


COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,385,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class G, 7s, 2029                                                                $    1,130,073
         38,776,749 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.17s, 2020                                                       2,449,297
          4,300,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class C, 7s, 2012                                                                     3,263,969
          2,445,000 CS First Boston Mortgage Securities Corp. Ser. 99-C1,
                    Class E, 8.183s, 2009                                                                 2,449,775
                    Fannie Mae
              2,496 Ser. 92-184, Class J, IO, 11.46s, 2022                                                   93,355
              1,425 Ser. 92-181, Class PJ, IO, 10.075s, 2022                                                 46,038
          1,914,967 Ser. 150, Class 2, IO, 8 1/2s, 2022                                                     515,246
            759,563 Ser. 158, Class 2, IO, 8.5s, 2022                                                       202,946
          1,060,406 Ser. 181, Class 2, IO, 8.5s, 2022                                                       285,316
            202,060 Ser. 241, Class 2, IO, 8.5s, 2023                                                        53,988
            581,714 Ser. 203, IO, Class 2, 8s, 2023                                                         165,971
          1,417,236 Ser. G93-9, IO, 8s, 2023                                                                374,462
          4,033,046 Ser. 218, Class 2, IO, 7.9s, 2023                                                     1,164,542
          7,074,397 Ser. 221, Class 2, IO, 7.5s, 2023                                                     2,038,310
            936,615 Ser. 215, Class 2, IO, 7s, 2023                                                         266,350
            393,000 Ser. 00-4, Class SX, 6.998s, 2023                                                       383,666
            831,439 Ser. 97-23, Class SJ, IO, 6.188s, 2023                                                  186,034
          1,900,400 Ser. 92-207, Class S, IO, 5.906s, 2022                                                  392,254
          2,170,400 Freddie Mac Ser. 2183, Class SG, 4.155s, 2014                                         1,725,807
          4,700,000 General Growth Properties-Ala Moana Ser. 99-C1, Class F,
                    9.385s, 2004                                                                          4,701,102
                    Government National Mortgage Association
          2,358,996 Ser. 00-10, Class SB, 9.05s, 2030                                                     2,211,928
            982,782 Ser. 00-16, Class SA, 9.05s, 2026                                                       884,197
          3,200,000 GS Mortgage Securities Corp. Ser. 99-FL2A, Class G,
                    8.195s, 2013                                                                          3,076,000
                    Merrill Lynch Mortgage Investors, Inc.

          6,598,305 Ser. 96-C2, Class IO, 1.935s, 2028                                                      422,704
          1,520,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       991,563
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost 29,118,813)                                                                 $  29,474,893


COMMON STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            310,820 360Networks, Inc. 144A (acquired 5/11/00, cost 3,481,184)
                    (Canada) (NON) (RES)                                                              $   3,885,250
              3,000 AmeriKing, Inc. (NON)                                                                    30,000
              6,570 Axia Holding, Inc. 144A (PIK) (NON)                                                      85,410
          1,663,637 Capstar Broadcasting (NON)                                                            6,654,546
             96,272 Fitzgeralds Gaming Corp. (NON)                                                              963
             26,776 MGC Communications, Inc. (NON)                                                          493,683
              2,604 Mothers Work, Inc. (NON)                                                                 23,924
              4,555 Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                              46
              8,407 Premium Holdings (L.P.) 144A (NON)                                                       84,071
             11,857 PSF Holdings LLC Class A (NON) (AFF)                                                 11,857,000
                743 RCN Corp. (NON)                                                                               7
            195,050 Spanish Broadcasting System, Inc. (NON)                                               1,962,691
            236,025 Specialty Foods Acquisition Corp. (NON)                                                   2,360
             91,233 Tele1 Europe Holding AB ADR (Sweden) (NON)                                            1,117,604
                                                                                                      -------------
                    Total Common Stocks (cost $46,369,593)                                            $  26,197,555


CONVERTIBLE BONDS AND NOTES (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   16,245,000 Cybernet Internet Service 144A cv. sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                  $   6,985,350
         14,380,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        6,686,700
          2,915,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                     2,401,231
          5,050,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                               3,553,938
          3,950,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        3,683,375
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $31,204,545)                              $  23,310,594


CONVERTIBLE PREFERRED STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            319,609 Earthwatch, Inc. Ser. C, 8.50 cv. pfd.                                            $       3,196
             18,600 Global Crossing Ltd. 7.00% cv. cum.pfd.                                               3,538,650
             15,600 Global Crossing Ltd. 144A 7.00% cv. cum. pfd.                                         2,979,600
             12,200 Global Crossing Ltd. 6.75% cv. cum. pfd.                                              2,976,800
            106,300 Global Telesystems Group, Inc. 3.625 cv. cum. pfd.                                    1,966,550
            127,905 Global Telesystems Group, Inc. 144A 3.625 cv. pfd.                                    2,350,254
             14,200 Interact Systems, Inc. 14.00% cv. cum. pfd.                                              14,200
             47,500 LTV Corp. (The) 144A 4.125 cv. cum. pfd.                                              1,425,000
                459 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 4,452,300
             52,956 Penisula Gaming Partners 144A 7.14% cv. pfd.                                            317,735
             69,500 PsiNet, Inc. 144A 3.50 cv. cum. pfd.                                                  1,841,750
                753 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                        700,290
             11,976 XCL, Ltd. 144A Ser. A, 8.08 cv. cum. pfd.                                                 5,989
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $31,589,643)                             $   22,572,314


WARRANTS (0.7%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                       DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
              6,820 Bestel S.A. de C.V. (Mexico)                                          5/15/05    $      818,400
              6,120 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08           612,000
              8,100 Carrier1 Intl. SA                                                     2/19/09         2,187,000
             45,271 CellNet Data Systems, Inc.                                            10/1/07                 5
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
                400 Cybernet Internet Services Intl., Inc. 144A                           7/1/09                400
              5,350 Dayton Superior Corp. 144 A                                           6/15/09           107,000
              2,170 Decrane Aircraft Holdings                                             9/30/08                22
              8,400 Destia Communications 144A                                            7/15/07           504,000
              5,200 Diva Systems Corp.                                                    5/15/06         3,120,000
             31,824 Diva Systems Corp.                                                    3/1/08            445,536
              6,110 Epic Resorts                                                          6/15/05                61
              8,820 Firstworld Communication Corp.                                        4/15/08           176,400
              6,135 Globalstar Telecommunications                                         2/15/04             6,135
            251,394 ICG Communications                                                    10/15/05          251,394
              7,540 Insilco Corp. 144A                                                    8/15/07                75
             14,200 Interact Systems, Inc.                                                8/1/03                142
             14,200 Interact Systems, Inc. 144A                                           12/15/09              142
              5,125 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 5
            139,422 Intira Corp. Class A                                                  2/1/10                 14
             47,911 Intira Corp. Class B                                                  2/1/10                  5
             15,030 Iridium World Com 144A                                                7/15/05                 2
             25,970 KMC Telecommunications Holdings, Inc.                                 4/15/08            77,910
             25,920 Knology Holdings                                                      10/22/07          155,520
             41,270 McCaw International, Ltd.                                             4/15/07           165,080
              7,440 Mediq, Inc. 144A                                                      6/1/09                 74
              3,900 Metronet Communications 144A                                          8/15/07           390,000
                710 Motient Corp. 144A                                                    4/1/08             24,850
             98,890 Network Plus Corp.                                                    12/31/00        4,548,940
              3,920 OnePoint Communications, Corp.                                        6/1/08            352,800
             12,550 Orion Network Systems                                                 1/15/07           138,050
             72,220 Pagemart, Inc. 144A                                                   12/31/03          794,420
              4,945 Pathnet, Inc. 144A                                                    4/15/08            49,450
             12,480 Paxson Communications Corp. 144A                                      6/30/03            68,640
             11,495 Raintree Resort 144A                                                  12/1/04               115
              2,000 Signature Brands, Ltd.                                                8/15/02                20
              6,640 Startec Global Communications Corp.                                   5/15/08             6,640
              6,375 Sterling Chemicals Holdings                                           8/15/08            57,375
              4,960 Telehub Communications Corp.                                          7/31/05             2,480
              9,550 Ubiquitel, Inc. 144A                                                  4/15/10           668,500
             38,235 UIH Australia/Pacific, Inc. 144A                                      5/15/06         1,147,050
             99,620 USN Communications Inc.                                               8/15/04               996
                170 Versatel Telecom N.V.                                                 5/15/08            54,400
              4,190 WAM!NET, Inc.                                                         3/1/05             48,709
                403 Wright Medical Technology, Inc. 144A                                  6/30/03                 4
                220 XM Satellite Radio Holdings, Inc. 144A                                3/15/10            35,200
             50,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11            81,250
             50,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11            31,250
                                                                                                      -------------
                    Total Warrants (cost $11,801,538)                                                 $  17,129,761


FOREIGN GOVERNMENT BONDS AND NOTES (0.2%) (a) (cost 4,530,967)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    5,340,000 Philippines (Republic of) notes 10 5/8s, 2025                                     $   4,746,192


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (0.1%)
-------------------------------------------------------------------------------------------------------------------
                    Freddie Mac
     $    4,844,000 9.489s, July 15, 2022                                                             $   1,602,303
            957,000 8.28s, April 15, 2024                                                                   487,472
          2,043,461 3.751s, November 15, 2021                                                               649,119
                                                                                                      -------------
                                                                                                          2,738,894

U.S. Treasury Obligations (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,410,000 U.S. Treasury Notes 6 1/2s, February 15, 2010                                         1,472,125
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost 3,863,010)                                                                      4,211,019


SHORT-TERM INVESTMENTS (2.3%) (a) (cost 54,895,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   54,895,000 Interest in 400,000,000 joint repurchase agreement dated August 31, 2000 with Merrill Lynch, Pierce, Fenner &
                    Smith, Inc. due September 1, 2000 with respect to various
                    U.S. Treasury obligations -- maturity value of 54,905,000
                    for an effective yield of 6.64%                                                  $   54,895,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,866,157,685) (b)                                      $2,353,875,408
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,431,282,113.

  (b) The aggregate identified cost on a tax basis is $2,873,797,919, resulting in gross unrealized appreciation and depreciation of $48,644,492 and $568,567,003, respectively, or net unrealized depreciation of $519,922,511.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2000 was $3,885,250 or 0.2% of net assets.

(STP) The interest rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2000, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Swap Contracts Outstanding at August 31, 2000
                                          Notional   Termination   Unrealized
                                           Amount       Date      Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. Dated May 5,
2000 to receive
(pay) quarterly
the notional
amount multiplied
by 11.3025% and
pay the notional
amount multiplied
by three month
LIBOR adjusted by
a specified
spread.                                 $1,500,000     Apr-05       $47,233
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,866,157,685) (Note 1)                                    $2,353,875,408
-------------------------------------------------------------------------------------------
Cash                                                                              3,435,336
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        56,568,225
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,252,490
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   40,532,442
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                          47,233
-------------------------------------------------------------------------------------------
Total assets                                                                  2,457,711,134

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 16,943,678
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,001,667
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,601,370
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          221,949
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       162,188
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,901
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,206,612
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              286,656
-------------------------------------------------------------------------------------------
Total liabilities                                                                26,429,021
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,431,282,113

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,500,685,520
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (13,728,622)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Notes 1)                          (543,573,462)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                          (512,101,323)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,431,282,113

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,022,516,112 divided by 213,523,533 shares)                                        $9.47
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.47)*                                $9.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($381,092,843 divided by 40,373,420 shares)**                                         $9.44
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,004,783 divided by 1,161,873 shares)                                             $9.47
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.47)*                                $9.79
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($16,668,375 divided by 1,759,453 shares)                                             $9.47
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended August 31, 2000

Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 297,822,367
-------------------------------------------------------------------------------------------
Dividends                                                                        22,275,498
-------------------------------------------------------------------------------------------
Total investment income                                                         320,097,865

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 15,809,057
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,848,753
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    66,739
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,786
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,695,916
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,023,627
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                61,393
-------------------------------------------------------------------------------------------
Other                                                                             1,262,609
-------------------------------------------------------------------------------------------
Total expenses                                                                   30,797,880
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (688,425)
-------------------------------------------------------------------------------------------
Net expenses                                                                     30,109,455
-------------------------------------------------------------------------------------------
Net investment income                                                           289,988,410
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (151,583,664)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the year                                    16,720
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and swap contracts during the year                                             (106,800,461)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (258,367,405)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $  31,621,005
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  289,988,410   $  354,832,644
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (151,583,664)    (305,126,069)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                     (106,783,741)       3,100,104
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   31,621,005       52,806,679
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (237,628,746)    (268,432,849)
--------------------------------------------------------------------------------------------------
   Class B                                                            (49,056,663)     (83,105,443)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,306,211)      (1,769,553)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,993,337)      (1,524,798)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                             (9,143,992)      (4,573,658)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,887,708)      (1,415,981)
--------------------------------------------------------------------------------------------------
   Class M                                                                (50,263)         (30,150)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (76,704)         (25,980)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --      (14,016,686)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (4,339,494)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (92,400)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (79,620)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (493,821,507)    (326,571,340)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (763,344,126)    (653,171,273)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,194,626,239    3,847,797,512
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $13,728,622 and
$3,171,496, respectively)                                          $2,431,282,113   $3,194,626,239
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.46       $11.47       $12.89       $12.11       $12.01
------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------
Net investment income                   1.05(c)      1.11(c)      1.22(c)      1.20         1.16(c)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.95)        (.93)       (1.35)         .72          .11
------------------------------------------------------------------------------------------------
Total from
investment operations                    .10          .18         (.13)        1.92         1.27
------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------
From net
investment income                      (1.05)       (1.11)       (1.28)       (1.14)       (1.15)
------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.02)        (.01)          --         (.02)
------------------------------------------------------------------------------------------------
From return of capital                    --         (.06)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                    (1.09)       (1.19)       (1.29)       (1.14)       (1.17)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.47       $10.46       $11.47       $12.89       $12.11
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .93         1.76        (1.75)       16.60        11.08
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,022,516   $2,488,892   $2,821,513   $3,259,440   $3,115,546
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .96          .93          .95          .96          .96
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.45        10.23         9.39         9.54         9.57
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.55        50.65        69.23       130.77       184.86
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.42       $11.43       $12.84       $12.07       $11.97
------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------
Net investment income                    .98(c)      1.04(c)      1.12(c)      1.10         1.07(c)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.94)        (.95)       (1.34)         .72          .11
------------------------------------------------------------------------------------------------
Total from
investment operations                    .04          .09         (.22)        1.82         1.18
------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------
From net
investment income                       (.98)       (1.03)       (1.18)       (1.05)       (1.06)
------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.02)        (.01)          --         (.02)
------------------------------------------------------------------------------------------------
From return of capital                    --         (.05)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                    (1.02)       (1.10)       (1.19)       (1.05)       (1.08)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.44       $10.42       $11.43       $12.84       $12.07
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .27          .99        (2.42)       15.71        10.28
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $381,093     $669,009   $1,007,028   $1,226,880   $1,100,757
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.71         1.68         1.70         1.71         1.71
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               9.72         9.53         8.64         8.79         8.84
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.55        50.65        69.23       130.77       184.86
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.45       $11.47       $12.88       $12.10       $12.00
------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------
Net investment income                   1.03(c)      1.09(c)      1.19(c)      1.16         1.14(c)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.94)        (.95)       (1.34)         .73          .11
------------------------------------------------------------------------------------------------
Total from
investment operations                    .09          .14         (.15)        1.89         1.25
------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------
From net
investment income                      (1.03)       (1.08)       (1.25)       (1.11)       (1.13)
------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.04)        (.02)        (.01)          --         (.02)
------------------------------------------------------------------------------------------------
From return of capital                    --         (.06)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                    (1.07)       (1.16)       (1.26)       (1.11)       (1.15)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.47       $10.45       $11.47       $12.88       $12.10
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .78         1.42        (1.94)       16.33        10.88
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,005      $15,264      $19,256      $24,382      $16,616
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.21         1.18         1.20         1.21         1.19
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.21        10.00         9.10         9.29         9.45
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.55        50.65        69.23       130.77       184.86
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  Y
--------------------------------------------------------------------
                                                      For the period
Per-share                           Year ended        Dec. 31, 1998+
operating performance                August 31         to August 31
--------------------------------------------------------------------
                                        2000                1999
--------------------------------------------------------------------
Net asset value,
beginning of period                   $10.46              $10.83
--------------------------------------------------------------------
Investment activities
--------------------------------------------------------------------
Net investment income (c)               1.08                 .77
--------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.95)               (.35)
--------------------------------------------------------------------
Total from
investment operations                    .13                 .42
--------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------
From net
investment income                      (1.08)               (.74)
--------------------------------------------------------------------
In excess of net
investment income                       (.04)               (.01)
--------------------------------------------------------------------
From return of capital                    --                (.04)
--------------------------------------------------------------------
Total distributions                    (1.12)               (.79)
--------------------------------------------------------------------
Net asset value,
end of period                          $9.47              $10.46
--------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.17                3.92*
--------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,668             $21,461
--------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .71                 .46*
--------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.72                6.81*
--------------------------------------------------------------------
Portfolio turnover (%)                 60.55               50.65
--------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are agreements between two parties to exchange cash flows based on a notional amount. The fund may enter into interest rate swap agreements, to change the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Net payments are included as part of interest income. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2000, the fund had a capital loss carryover of approximately $407,748,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 52,738,000    August 31, 2003
   111,093,000    August 31, 2007
   243,917,000    August 31, 2008

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover, defaulted bond interest, paydown gains and losses on mortgage-backed securities, interest on payment-in-kind securities, book accretion/amortization adjustment and unrealized gains and losses on certain options contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $598,088 to decrease distributions in excess of net investment income and $110,254,698 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $109,656,610. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $688,425 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,898 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $97,436 and $587 from the sale of class A and class M shares, respectively, and $1,226,461 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $1,439 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,634,707,558 and $2,259,545,336, respectively. Purchases and sales of U.S. government obligations aggregated $4,289,834 and $2,912,500, respectively.

Note 4
Capital shares

At August 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,959,119       $ 292,522,648
---------------------------------------------------------------------------
Shares
reinvested                                  13,482,041         134,644,573
---------------------------------------------------------------------------
                                            42,441,160         427,167,221

Shares
repurchased                                (66,880,825)       (673,689,629)
---------------------------------------------------------------------------
Net decrease                               (24,439,665)      $(246,522,408)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 44,981,104        $485,885,851
---------------------------------------------------------------------------
Shares
reinvested                                  13,480,631         145,351,569
---------------------------------------------------------------------------
                                            58,461,735         631,237,420

Shares
repurchased                                (66,426,024)       (719,775,716)
---------------------------------------------------------------------------
Net decrease                                (7,964,289)       $(88,538,296)
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,197,728       $  41,983,542
---------------------------------------------------------------------------
Shares
reinvested                                   2,423,572          24,228,606
---------------------------------------------------------------------------
                                             6,621,300          66,212,148

Shares
repurchased                                (30,455,996)       (307,465,307)
---------------------------------------------------------------------------
Net decrease                               (23,834,696)      $(241,253,159)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,378,015       $ 111,878,930
---------------------------------------------------------------------------
Shares
reinvested                                   3,756,970          40,381,620
---------------------------------------------------------------------------
                                            14,134,985         152,260,550

Shares
repurchased                                (38,059,209)       (410,271,534)
---------------------------------------------------------------------------
Net decrease                               (23,924,224)      $(258,010,984)
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,654         $ 1,099,289
---------------------------------------------------------------------------
Shares
reinvested                                      92,316             925,533
---------------------------------------------------------------------------
                                               200,970           2,024,822

Shares
repurchased                                   (499,136)         (5,068,421)
---------------------------------------------------------------------------
Net decrease                                  (298,166)        $(3,043,599)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    357,667         $ 3,880,064
---------------------------------------------------------------------------
Shares
reinvested                                     115,307           1,243,383
---------------------------------------------------------------------------
                                               472,974           5,123,447

Shares
repurchased                                   (691,778)         (7,478,474)
---------------------------------------------------------------------------
Net decrease                                  (218,804)        $(2,355,027)
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    155,805         $ 1,776,504
---------------------------------------------------------------------------
Shares
reinvested                                     224,920           2,070,041
---------------------------------------------------------------------------
                                               380,725           3,846,545

Shares
repurchased                                   (673,188)         (6,848,886)
---------------------------------------------------------------------------
Net decrease                                  (292,463)        $(3,002,341)
---------------------------------------------------------------------------

                                           For the period December 31, 1998
                                               (commencement of operations)
                                                         to August 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,485,552         $26,987,184
---------------------------------------------------------------------------
Shares
reinvested                                     146,161           1,630,398
---------------------------------------------------------------------------
                                             2,631,713          28,617,582

Shares
repurchased                                   (579,797)         (6,284,615)
---------------------------------------------------------------------------
Net increase                                 2,051,916         $22,332,967
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                            Purchase     Sales      Dividend      Market
Affiliates                    cost        cost       Income       Value
--------------------------------------------------------------------------
PSF Holdings LLC Class A      $--         $--          $--     $11,857,000
--------------------------------------------------------------------------

Note 6
Change in Independent Accountants
(Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended August 31, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Stephen C. Peacher
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN034-64662  014/324/2AC  10/00




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Supplement to Annual Report dated 8/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 8/31/00                              NAV

I year                                                 1.17%
5 years                                               31.20
Annual average                                         5.58
10 years                                             162.00
Annual average                                        10.11
Life of fund (since Class A inception, 2/14/78)
Annual average                                         9.84

Share value:                                           NAV

8/31/99                                              $10.46
8/31/00                                                9.47
----------------------------------------------------------------------------
Distributions:
No.          Income           Capital gains          Total
12           $1.116                $--               $1.116
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.